EXHIBIT 5
                                                                       ---------

                             JOINT FILING AGREEMENT
                             ----------------------


                  This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of common stock, par value $0.01 per share, of Vesta Insurance Group, Inc. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  January 9, 2002

                CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
                By: Capital Z Partners, Ltd., it ultimate general partner


                By:/s/ David A. Spuria
                   -------------------------------------------
                      David A. Spuria
                      General Counsel, Vice President of
                      Administration and Secretary


                CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
                By: Capital Z Partners, Ltd., it ultimate general partner


                By:/s/ David A. Spuria
                   -------------------------------------------
                      David A. Spuria
                      General Counsel, Vice President of
                      Administration and Secretary


                CAPITAL Z PARTNERS, L.P.
                By: Capital Z Partners, Ltd., it ultimate general partner


                By:/s/ David A. Spuria
                   -------------------------------------------
                      David A. Spuria
                      General Counsel, Vice President of
                      Administration and Secretary

                CAPITAL Z PARTNERS, LTD.
                By: Capital Z Partners, Ltd., it ultimate general partner


                By:/s/ David A. Spuria
                   -------------------------------------------
                      David A. Spuria
                      General Counsel, Vice President of
                      Administration and Secretary
















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